     For Ministry Use Only                 Ontario Corporation Number    1
A L'USAGE EXCLUSIF DU MINISTERE        NUMERO DE LA COMPAGNIE EN ONTARIO

                                                         1363809


[LOGO]  Ministry of                    Ministere de
        Consumer and                   la Consommation
        Commercial Relations           et du Commerce
CERTIFICATE                            CERTIFICAT
This is to certify that these          Ceci certifie que les presents
articles are effective on              statuts entrent en vigueur le

                        JULY 07 JUILLET, 1999
-----------------------------------------------------------------------


                            [ILLEGIBLE]
                        Director / Directeur
    Business Corporations Act / Loi sur les societes par actions



                                                     ARTICLES OF AMALGAMATION
                                                         STATUTS DE FUSION


                               FORM 4                                                       FORMULE NUMERO 4
                    BUSINESS CORPORATIONS ACT                                            LOI SUR LES COMPAGNIES
                    -------------------------                                     --------------------------------
                    1.  The name of the amalgamated corporation is:               DENOMINATION SOCIALE DE LA COMPAGNIE ISSUE DE
                                                                                  LA FUSION:
                    -----------------------------------------------------------------------------------------------------------
                     7   2   4      S   O  L   U   T  I   O   N   S      I   N  C   .
                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------


                    2.  The address of the registered office is:                  ADRESSE DU SIEGE SOCIAL:
                    -----------------------------------------------------------------------------------------------------------
                    4101 YONGE STREET, SUITE 702
                    -----------------------------------------------------------------------------------------------------------
                                   (Street & Number, or R.R. Number & if Multi-Office Building give Room No.)
                          (RUE ET NUMERO, OU NUMERO DE LA R.R. ET, S'IL S'AGIT D'UN EDIFICE A BUREAUX, NUMERO DU BUREAU)
                    TORONTO                                                                                         M 2 P 1 N 6
                    -----------------------------------------------------------------------------------------------------------
                                                        (Name of Municipality or Post Office)        (Postal Code/(CODE POSTAL)
                                                   (NOM DE LA MUNICIPALITE OU DU BUREAU DE POSTE)



                    3.  Number (or minimum and maximum number)                    NOMBRE (OU NOMBRES MINIMAL ET MAXIMAL)
                        of directors is:                                          D'ADMINISTRATEURS:
                                                          MINIMUM OF ONE AND MAXIMUM OF TWENTY

                    4.  The director(s) is/are:

                                                                                                                      Resident
                                                                                                                      Canadian
                                                          Address for service, giving Street & No. or R.R. No.,       State
                        First name, initials and surname  municipality and Postal code                                Yes or No
                        PRENOM, INITIALES ET NOM DE       DOMICILE ELU, Y COMPRIS LA RUE ET LE NUMERO, LE NUMERO       RESIDENT
                        FAMILLE                           DE LA R.R. OU LE NOM DE LA MUNICIPALITE ET LE CODE POSTAL   CANADIEN
                                                                                                                      OUI/NON
                        ------------------------------------------------------------------------------------------------------
                        GREGORY WOLFOND                   49 HIGHLAND CRESCENT                                          YES
                                                          TORONTO, ONTARIO  M2L 1G7

                        ANDRE BOYSEN                      34 LAKEVIEW AVENUE                                            YES
                                                          GORMLEY, ONTARIO  L0H 1G0

                        CHRISTOPHER ERICKSON              281 BESSBOROUGH DRIVE                                         YES
                                                          TORONTO, ONTARIO  M4G 3K7

IBRCC                   LLOYD DARLINGTON                  1507 CALUMET PLACE                                            YES
CBR-95                                                    MISSISSAUGA, ONTARIO  L5J 3B1
01/99                                                     CONTINUED ON PAGE 1A


                                                                         PAGE 1A

                                                                                                                      Resident
                                                                                                                      Canadian
                                                          Address for service, giving Street & No. or R.R. No.,       State
                        First name, initials and surname  municipality and Postal code                                Yes or No
                        PRENOM, INITIALES ET NOM DE       DOMICILE ELU, Y COMPRIS LA RUE ET LE NUMERO, LE NUMERO      RESIDENT
                        FAMILLE                           DE LA R.R., OU LE NOM DE LA MUNICIPALITE ET LE CODE POSTAL  CANADIEN
                                                                                                                      OUI/NON
                        ------------------------------------------------------------------------------------------------------
                        MARTIN STEIN                      999 GREEN STREET, APT. 1601                                   NO
                                                          SAN FRANCISCO, CALIFORNIA  94133

                        KERRY MCLELLAN                    R.R. #1                                                       YES
                                                          WESTFIELD, NEW BRUNSWICK  E0G 3J0

                        JAMES D. DIXON                    722 WESTMINISTER DRIVE                                        NO
                                                          ATLANTA, GEORGIA  30309


                                                                               2

                     5.  A)  The amalgamation agreement has been duly             A)  LES ACTIONNAIRES DE CHAQUE COMPAGNIE QUI
                             adopted by the shareholders of each of the               FUSIONNE ONT DUMENT ADOPTE LA CONVENTION
                             amalgamating corporations as required by       ---       DE FUSION CONFORMEMENT AU PARAGRAPHE
                             subsection 176 (4) of the BUSINESS            |   |      176 (4) DE LA LOI SUR LES COMPAGNIES A LA
                             CORPORATIONS ACT on the date set out below.    ---       DATE MENTIONNE CI-DESSOUS.
                                                                            /|\
                                                                             |
                                                                             |
                                                                   ---------------------
                                                                   |  CHECK    COCHER  |
                                                                   |  A OR B   A OU B  |
                                                                   ---------------------
                                                                             |
                                                                             |
                                                                            \|/
                                                                            ---
                                                                           | X |
                                                                            ---

                         B)  The amalgamation has been approved by the            B)  LES ADMINISTRATEURS DE CHAQUE COMPAGNIE QUI
                             directors of each amalgamating corporation               FUSIONNE ONT APPROUVE LA FUSION PAR VOIE DE
                             by a resolution as required by section 177               RESOLUTION CONFORMEMENT A L'ARTICLE 177 DE
                             of the BUSINESS CORPORATIONS ACT on the                  LA LOI SUR LES COMPAGNIES A LA DATE MENTIONEE
                             date set out below.                                      CI-DESSOUS. LES STATUTS DE FUSION REPRENNENT
                             The articles of amalgamation in substance                ESSENTIELLEMENT LES DISPOSITIONS DES STATUTS
                             contain the provisions of the articles of                CONSTITUTIFS DE
                             incorporation of

                                                                      724 SOLUTIONS INC.
                         ----------------------------------------------------------------------------------------------------------
                         and are more particularly set out in these articles.  ET SONT ENONCES TEXTUELLEMENT AUX PRESENTES STATUTS.

                        Names of amalgamating corporations         Ontario Corporation Number      Date of Adoption/Approval
                        DENOMINATION SOCIALE DES COMPAGNIES        NUMERO DE LA COMPAGNIE EN       DATE D'ADOPTION OU D'APPROBATION
                        QUI FUSIONNENT                             ONTARIO
                        -----------------------------------------------------------------------------------------------------------
IBRCC                   724 SOLUTIONS INC.                                  1248309                        30 JUNE 1999
CBR-95                  1344495 ONTARIO LIMITED                             1344495                        30 JUNE 1999
01/99

                                                                               3

                     6.  Restrictions, if any, on business the corporation        LIMITES, S'IL Y A LIEU, IMPOSEES AUX ACTIVITES
                         may carry on or on powers the corporation may            COMMERCIALES OU AUX POUVOIRS DE LA  COMPAGNIE.
                         exercise.

                      THERE ARE NO RESTRICTIONS ON BUSINESS THE CORPORATION MAY CARRY ON OR ON POWERS THE CORPORATION MAY EXERCISE.


















                     7.  The classes and any maximum number of shares             CATEGORIES ET NOMBRE MAXIMAL, S'IL Y A LIEU,
                         that the corporation is authorized to issue:             D'ACTIONS QUE LA COMPAGNIE EST AUTORISEE A
                                                                                  EMETTRE:

                         THE CORPORATION IS AUTHORIZED TO ISSUE AN UNLIMITED NUMBER OF SHARES OF ONE CLASS, DESIGNATED AS COMMON
                         SHARES.


                                                                               4

                     8.  Rights, privileges, restrictions and conditions          DROITS, PRIVILEGES, RESTRICTIONS ET CONDITIONS,
                         (if any) attaching to each class of shares and           S'IL Y A LIEU, RATTACHES A CHAQUE CATEGORIE
                         directors authority with respect to any class            D'ACTIONS ET POUVOIRS DES ADMINISTRATEURS
                         of shares which may be issued in series:                 RELATIFS A CHAQUE CATEGORIE D'ACTIONS QUI PEUT
                                                                                  ETRE EMISE EN SERIE:

                         THE RIGHTS OF THE HOLDERS OF COMMON SHARES OF THE CORPORATION ARE EQUAL IN ALL RESPECTS AND INCLUDE THE
                         RIGHTS,

IBRCC                    A.  TO VOTE AT ALL MEETINGS OF SHAREHOLDERS; AND,
CBR-95                   B. TO RECEIVE THE REMAINING PROPERTY OF THE CORPORATION UPON DISSOLUTION.
01/99

                                                                               5

                     9.  The issue, transfer or ownership of shares is/is not      L'EMISSION, LE TRANSFERT OU LA PROPRIETE
                         restricted and the restrictions (if any) are as           D'ACTIONS EST/N'EST PAS RESTREINTE. LES
                         follows:                                                  RESTRICTIONS, S'IL Y A LIEU, SONT LES
                                                                                   SUIVANTES:

                         NO SHARES OF THE CORPORATION SHALL BE TRANSFERRED WITHOUT THE CONSENT OF THE DIRECTORS OF THE CORPORATION
                         EXPRESSED BY A RESOLUTION PASSED BY THE BOARD OF DIRECTORS OR BY AN INSTRUMENT OR INSTRUMENTS IN WRITING
                         SIGNED BY ALL OF THE DIRECTORS THEN IN OFFICE.
















                     10. Other provisions, (if any):                              AUTRES DISPOSITIONS, S'IL Y A LIEU:

                         SEE PAGES 5A AND 5B ATTACHED HERETO AND FORMING PART HEREOF.









                     11. The statements required by subsection 178(2)             LES DECLARATIONS EXIGEES AUX TERMES DU
                         of the Business Corporations Act are attached            PARAGRAPHE 178(2) DE LA LOI SUR LES COMPAGNIES
                         as Schedule "A".                                         CONSTITUENT L'ANNEXE "A".

                     12. A copy of the amalgamation agreement or                  UNE COPIE DE LA CONVENTION DE FUSION OU LES
                         directors resolutions (as the case may be)               RESOLUTIONS DES ADMINISTRATREURS (SELON LE CAS)
                         is/are attached as Schedule "B".                         CONSTITUTE(NT) L'ANNEXE "B".
IBRCC
CBR-95
01/99

                                                                              5A

(A) THE NUMBER OF SHAREHOLDERS OF THE CORPORATION, EXCLUSIVE OF PERSONS WHO ARE IN THE EMPLOYMENT OF THE CORPORATION AND EXCLUSIVE OF PERSONS WHO, HAVING BEEN FORMERLY IN THE EMPLOYMENT OF THE CORPORATION, WERE, WHILE IN THAT EMPLOYMENT, AND HAVE CONTINUED AFTER TERMINATION OF THAT EMPLOYMENT TO BE, SHAREHOLDERS OF THE CORPORATION, IS LIMITED TO NOT MORE THAN FIFTY, TWO OR MORE PERSONS WHO ARE THE JOINT REGISTERED OWNERS OF ONE OR MORE SHARES BEING COUNTED AS ONE SHAREHOLDER.

(B) ANY INVITATION TO THE PUBLIC TO SUBSCRIBE FOR SECURITIES OF THE CORPORATION IS PROHIBITED.

(C) SUBJECT TO THE PROVISIONS OF THE BUSINESS CORPORATIONS ACT (ONTARIO) AS AMENDED OR RE-ENACTED FROM TIME TO TIME, THE DIRECTORS MAY, WITHOUT AUTHORIZATION OF THE SHAREHOLDERS:

        (I)     BORROW MONEY ON THE CREDIT OF THE CORPORATION;

        (II)    ISSUE, RE-ISSUE, SELL OR PLEDGE DEBT OBLIGATIONS OF THE
                CORPORATION;

        (III) GIVE A GUARANTEE ON BEHALF OF THE CORPORATION TO SECURE PERFORMANCE OF AN OBLIGATION OF ANY PERSON;

        (IV) MORTGAGE, HYPOTHECATE, PLEDGE OR OTHERWISE CREATE A SECURITY INTEREST IN ALL OR ANY PROPERTY OF THE CORPORATION, OWNED OR SUBSEQUENTLY ACQUIRED, TO SECURE ANY OBLIGATION OF THE CORPORATION;

        (V) BY RESOLUTION, DELEGATE ANY OR ALL SUCH POWERS TO A DIRECTOR, A COMMITTEE OF DIRECTORS OR AN OFFICER OF THE CORPORATION.

        NOTHING IN THIS SUBPARAGRAPH SHALL LIMIT OR RESTRICT THE BORROWING OF MONEY BY THE CORPORATION ON BILLS OF EXCHANGE OR PROMISSORY NOTES MADE, DRAWN, ACCEPTED OR ENDORSED BY OR ON BEHALF OF THE CORPORATION.

                                                                             5B

(D) EXCEPT IN THE CASE OF ANY CLASS OR SERIES OF SHARES OF THE CORPORATION LISTED ON A STOCK EXCHANGE, THE CORPORATION SHALL HAVE A LIEN ON THE SHARES REGISTERED IN THE NAME OF A SHAREHOLDER OR HIS LEGAL REPRESENTATIVE FOR A DEBT OF THAT SHAREHOLDER TO THE CORPORATION.

(E) THE HOLDERS OF ANY FRACTIONAL SHARES ISSUED BY THE CORPORATION SHALL BE ENTITLED TO EXERCISE VOTING RIGHTS AND TO RECEIVE DIVIDENDS IN RESPECT OF EACH SUCH FRACTIONAL SHARE.

(F) HOLDERS OF SHARES OF ANY CLASS OR SERIES SHALL NOT BE ENTITLED TO DISSENT NOR TO VOTE SEPARATELY AS A CLASS OR SERIES UPON A PROPOSAL TO AMEND THE ARTICLES OF THE CORPORATION TO:

        (I) INCREASE OR DECREASE ANY MAXIMUM NUMBER OF AUTHORIZED SHARES OF SUCH CLASS OR SERIES, OR INCREASE ANY MAXIMUM NUMBER OF AUTHORIZED SHARES OF A CLASS OR SERIES HAVING RIGHTS OR PRIVILEGES EQUAL OR SUPERIOR TO THE SHARES OF SUCH CLASS OR SERIES;

        (II) EFFECT AN EXCHANGE, RECLASSIFICATION OR CANCELLATION OF THE SHARES OF SUCH CLASS OR SERIES; OR

        (III) CREATE A NEW CLASS OR SERIES OF SHARES EQUAL OR SUPERIOR TO THE SHARES OF SUCH CLASS OR SERIES.

These articles are signed in duplicate   LES PRESENTS STATUTS SONT SIGNES EN
                                         DOUBLE EXEMPLAIRE.



Names of the amalgamating corporations   DENOMINATION SOCIALE DES COMPAGNIES
and signatures and descriptions of       QUI FUSIONNENT, SIGNATURE ET FONCTION
office of their proper officers.         DE LEURS DIRIGEANTS REGULIEREMENT
                                         DESIGNES.


                               724 SOLUTIONS INC.

         By:                   /s/ Gregory Wolfond
             -------------------------------------------------------
                            GREGORY WOLFOND, DIRECTOR

                              1344495 ONTARIO LIMITED

         By:                /s/ Christopher Erickson
             -------------------------------------------------------
                          CHRISTOPHER ERICKSON, DIRECTOR

                                  SCHEDULE "A"

                             STATEMENT OF A DIRECTOR

                                       OF

                             1344495 ONTARIO LIMITED

An amalgamation of 1344495 Ontario Limited (the "Corporation") and 724 Solutions Inc. (collectively, the "Amalgamating Corporations") having been approved in accordance with the Business Corporations Act (Ontario) (the "Act"), the undersigned director hereby states as follows:

There are reasonable grounds for believing that:

(a) the Corporation is and the corporation resulting from the amalgamation of the Amalgamating Corporations (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

(b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c) no creditor will be prejudiced by the amalgamation.

DATED the 30th day of June 1999.



/s/ Christopher Erickson
----------------------------------
CHRISTOPHER ERICKSON

                                  SCHEDULE "A"

                             STATEMENT OF A DIRECTOR

                                       OF

                               724 SOLUTIONS INC.

An amalgamation of 724 Solutions Inc. (the "Corporation") and 1344495 Ontario Limited (collectively, the "Amalgamating Corporations") having been approved in accordance with the Business Corporations Act (Ontario) (the "Act"), the undersigned director hereby states as follows:

There are reasonable grounds for believing that:

(a) the Corporation is and the corporation resulting from the amalgamation of the Amalgamating Corporations (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

(b) the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

(c) no creditor will be prejudiced by the amalgamation.

DATED the 30th day of June 1999.



/s/ Gregory Wolfond
----------------------------------
GREGORY WOLFOND

                                  SCHEDULE B

                         RESOLUTION OF ALL THE DIRECTORS

                                       OF

                             1344495 ONTARIO LIMITED

AMALGAMATION

WHEREAS 1344495 Ontario Limited (the "Corporation") is a wholly-owned subsidiary of 724 Solutions Inc. ("724");

AND WHEREAS the Corporation has agreed to amalgamate with 724 pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the "Act");

NOW THEREFORE BE IT RESOLVED that:

1. the amalgamation of the Corporation and 724 pursuant to subsection 177(1) of the Act be and the same is hereby approved;

2. upon the endorsement of a certificate of amalgamation pursuant to subsection 178(4) of the Act, the shares of the Corporation shall be cancelled without any repayment of capital in respect thereof;

3. the by-laws of the amalgamated corporation (the "Amalgamated Corporation") shall be the same as the by-laws of 724;

4. the articles of amalgamation of the Amalgamated Corporation shall be the same as the articles of 724;

5. no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with such amalgamation;

6. any officer or director of the Corporation be and he is hereby authorized and directed to execute, under the corporate seal or otherwise, and to deliver all documents and to do all things necessary or desirable to effect such amalgamation including the execution and delivery to the Ministry of Consumer and Commercial Relations of articles of amalgamation for such purpose.

The foregoing resolution is hereby signed by all of the directors of the Corporation.

DATED the 30th day of June 1999.

I, Christopher Erickson, Secretary of 1344495 Ontario Limited (the "Corporation"), hereby certify that the foregoing is a complete and correct copy of the directors' resolution dated 30 June 1999 of the Corporation and that such resolution is, as at the date hereof, unamended and in full force and effect.

                   DATED the 30th day of June 1999.

                   /s/ Christopher Erickson
                   --------------------------------
                   Christopher Erickson, Secretary

                                  SCHEDULE B

                         RESOLUTION OF ALL THE DIRECTORS

                                       OF

                               724 SOLUTIONS INC.

AMALGAMATION

WHEREAS 724 Solutions Inc. (the "Corporation") is the holding corporation of a wholly-owned subsidiary, 1344495 Ontario Limited ("1344495");

AND WHEREAS the Corporation has agreed to amalgamate with 1344495 pursuant to subsection 177(1) of the Business Corporations Act (Ontario) (the "Act");

NOW THEREFORE BE IT RESOLVED that:

1. the amalgamation of the Corporation and 1344495 pursuant to subsection 177(1) of the Act be and the same is hereby approved;

2. upon the endorsement of a certificate of amalgamation pursuant to subsection 178(4) of the Act, the shares of 1344495 shall be cancelled without any repayment of capital in respect thereof;

3. the by-laws of the amalgamated corporation (the "Amalgamated Corporation") shall be the same as the by-laws of the Corporation;

4. the articles of amalgamation of the Amalgamated Corporation shall be the same as the articles of the Corporation;

5. no securities shall be issued and no assets shall be distributed by the Amalgamated Corporation in connection with such amalgamation;

6. any officer or director of the Corporation be and he is hereby authorized and directed to execute, under the corporate seal or otherwise, and to deliver all documents and to do all things necessary or desirable to effect such amalgamation including the execution and delivery to the Ministry of Consumer and Commercial Relations of articles of amalgamation for such purpose.

The foregoing resolution is hereby signed by all of the directors of the Corporation.

DATED the 30th day of June 1999.

I, Christopher Erickson, Secretary of 724 Solutions Inc. (the "Corporation"), hereby certify that the foregoing is a complete and correct copy of the directors' resolution dated 30 June 1999 of the Corporation and that such resolution is, as at the date hereof, unamended and in full force and effect.

                   DATED the 30th day of June 1999.

                   /s/ Christopher Erickson
                   --------------------------------
                   Christopher Erickson, Secretary

     For Ministry Use Only                 Ontario Corporation Number    1
A L'USAGE EXCLUSIF DU MINISTERE        NUMERO DE LA SOCIETE EN ONTARIO

                                                         1363809


[LOGO]  Ministry of                    Ministere de
        Consumer and                   la Consommation
        Commercial Relations           et du Commerce
CERTIFICATE                            CERTIFICAT
This is to certify that these          Ceci certifie que les presents
articles are effective on              statuts entrent en vigueur le

                  DECEMBER 30 DECEMBRE, 1999
-----------------------------------------------------------------------


                            [ILLEGIBLE]
                        Director / Directeur
    Business Corporations Act / Loi sur les societes par actions



                                                       ARTICLES OF AMENDMENT
                                                      STATUTS DE MODIFICATION


                               FORM 3                                                       FORMULE 3
                    BUSINESS CORPORATIONS ACT                                     LOI SUR LES SOCIETES PAR ACTIONS
                    -------------------------                                     --------------------------------
                    1.  The name of the corporation is:                           DENOMINATION SOCIALE DE LA SOCIETE:

                    -----------------------------------------------------------------------------------------------------------
                     7   2   4      S   O  L   U   T  I   O   N   S      I   N  C   .
                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------


                    2.  The name of the corporation is changed to                 NOUVELLE DENOMINATION SOCIALE DE LA SOCIETE
                        (if applicable):                                          (S'IL Y A LIEU):
                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    3.  Date of incorporation/amalgamation:                       DATE DE LA CONSTITUTION OU DE LA FUSION:

                                                                 1999/07/07
                    -----------------------------------------------------------------------------------------------------------
                                                             (Year, Month, Day)
                                                            ( ANNEE, MOIS, JOUR)

                    4.  The articles of the corporation are amended as            LES STATUTS DE LA SOCIETE SONT MODIFIES DE
                        follows:                                                  LA FACON SUIVANTE:



IBRCC
CBR-94
10/96

                                                                        Page 1A


A. By subdividing all the issued and outstanding Common Shares of the Corporation on the basis of two (2) new Common Shares for each one (1) currently issued and outstanding Common Share.

B. By adding to Page 3, Section 7 of the Articles of Amalgamation which deals with authorized capital of the Corporation, that the Corporation is authorized to issue an unlimited number of shares, issuable in series, designated as Preference Shares.

C. By adding to Page 4, Section 8 of the Articles of Amalgamation which deals with the rights, privileges, restrictions and conditions attaching to each class of shares, the following:

       (1) Except as provided in the BUSINESS CORPORATIONS ACT (Ontario) (the "Act"), as amended or re-enacted from time to time, the holder of a Preference Share shall not be entitled to vote at any meeting of the shareholders of the Corporation, but shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale of its undertaking or a substantial part thereof and shall be entitled to receive all reports and other communications which are sent by the Corporation to the holders of the Common Shares.

       (2) The Preference Shares may, at any time and from time to time, be issued in one or more series, each series to consist of such number of shares as may, before the issue thereof, be fixed by the directors of the Corporation. The directors of the Corporation may, before issuance and subject as hereinafter provided, determine the designation, rights, privileges, restrictions and conditions attaching to the Preference Shares of each series including, without limiting the generality of the foregoing:

              (a) the rate, amount or method of calculation of any dividends, whether cumulative, non-cumulative or partially cumulative, and whether such rate, amount or method of calculation shall be subject to change or adjustment in the future, the currency or currencies of payment, the date or dates and place or places of payment thereof and the date or dates from which any such dividends shall accrue and any preference of such dividends;

              (b) any right of redemption and/or purchase and the redemption or purchase prices and terms and conditions of any such right;

              (c) any right of retraction vested in the holders of Preference Shares of such series and the prices and terms and conditions of any such rights and whether any other rights of retraction may be vested in such holders in the future;

              (d)    any voting rights;

                                                                        Page 1B


              (e)    any conversion rights;

              (f) any rights to receive the remaining property of the Corporation upon dissolution, liquidation or winding-up and the amount and preference of any such rights;

              (g)    any sinking fund or purchase fund; and

              (h) any other provisions attaching to any such series of the Preference Shares.

              the whole subject to the issue by the Director appointed under Act of a certificate of amendment in respect of articles of amendment in prescribed form to designate a series of Preference Shares.

(3) No rights, privileges, restrictions or conditions attached to a series of Preference Shares shall confer upon a series a priority in respect of dividends or return of capital over any other series of Preference Shares then outstanding. The Preference Shares shall be entitled to priority over the Common Shares of the Corporation and over any other shares of the Corporation ranking junior to the Preference Shares with respect to priority in the payment of dividends and the distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs. If any cumulative dividends or amounts payable on a return of capital in respect of a series of Preference Shares are not paid in full, the Preference Shares of all series shall participate rateably in respect of such dividends, including accumulations, if any, in accordance with the sums that would be payable on such shares if all such dividends were declared and paid in full, and in respect of any repayment of capital in accordance with the sums that would be payable on such repayment of capital if all sums so payable were paid in full; provided however, that in the event of there being insufficient assets to satisfy in full all such claims to dividends and return of capital, the claims of the holders of the Preference Shares with respect to the repayment of capital shall first be paid and satisfied and any assets remaining thereafter shall be applied towards the payment and satisfaction of claims in respect of dividends. The Preference Shares of any series may also be given such other preferences over the Common Shares and over any other shares ranking junior to the Preference Shares as may be determined in the case of such series of Preference Shares.

2. Any one officer or one director of the Corporation be and is hereby authorized and directed to execute, under corporate seal or otherwise, and to deliver all documents and to do all things necessary or desirable to effect such amendment including the execution and delivery to the Ministry of Consumer and Commercial Relations of articles of amendment for such purpose.


                    5.  The amendment has been duly authorized as                 LA MODIFICATION A ETE DUMENT AUTORISEE
                        required by Sections 168 & 170 (as applicable)            CONFORMEMENT AUX ARTICLES 168 ET 170
                        of the Business Corporations Act.                         (SELON LE CAS) DE LA LOI SUR LES
                                                                                  SOCIETES PAR ACTIONS.

                    6.  The resolution authorizing the amendment was              LES ACTIONNAIRES OU LES ADMINISTRATEURS
                        approved by the shareholders/directors                   (SELON LE CAS) DE LA SOCIETE ONT APPROUVE
                        (as applicable) of the corporation on                     LA RESOLUTION AUTORISANT LA MODIFICATION LE


                                                                  1999/12/20
                    ----------------------------------------------------------------------------------------------------------
                                                             (Year, Month, Day)
                                                            ( ANNEE, MOIS, JOUR)


                        These articles are signed in duplicate.                   LES PRESENTS STATUTS SONT SIGNES EN DOUBLE
                                                                                  EXEMPLAIRE.

                                                                  724 SOLUTIONS INC.
                    ----------------------------------------------------------------------------------------------------------
                                                                 (Name of Corporation)
                                                         (DENOMINATION SOCIALE DE LA SOCIETE)


                    By/PAR:                /s/ Christopher Erickson                                     DIRECTOR
                                     -----------------------------------------------------------------------------------------
                                     (Signature)                                                 (Description of Office)
                                     (SIGNATURE)                                                       (FONCTION)



IBRCC
CBR-94
10/96

     For Ministry Use Only                 Ontario Corporation Number    1
A L'USAGE EXCLUSIF DU MINISTERE        NUMERO DE LA SOCIETE EN ONTARIO

                                                         1363809


[LOGO]  Ministry of                    Ministere de
        Consumer and                   la Consommation
        Commercial Relations           et du Commerce
CERTIFICATE                            CERTIFICAT
This is to certify that these          Ceci certifie que les presents
articles are effective on              statuts entrent en vigueur le

                        JANUARY 30 JANVIER, 2000
-----------------------------------------------------------------------

                            [ILLEGIBLE]
                        Director / Directeur
    Business Corporations Act / Loi sur les societes par actions


                        ARTICLES OF AMENDMENT
                       STATUTS DE MODIFICATION


                              FORM 3                                                         FORMULE 3
                    BUSINESS CORPORATIONS ACT                                     LOI SUR LES SOCIETES PAR ACTIONS
                    -------------------------                                     --------------------------------
                    1.  The name of the corporation is:                           DENOMINATION SOCIALE DE LA SOCIETE:

                    -----------------------------------------------------------------------------------------------------------
                     7   2   4      S   O  L   U   T  I   O   N   S      I   N  C   .
                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------


                    2.  The name of the corporation is changed to                 NOUVELLE DENOMINATION SOCIALE DE LA SOCIETE
                        (if applicable):                                          (S'IL Y A LIEU):
                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    -----------------------------------------------------------------------------------------------------------

                    3.  Date of incorporation/amalgamation:                       DATE DE LA CONSTITUTION OU DE LA FUSION:

                                                                 1999/07/07
                    -----------------------------------------------------------------------------------------------------------
                                                             (Year, Month, Day)
                                                             (ANNEE, MOIS, JOUR)

                    4.  The articles of the corporation are amended as            LES STATUTS DE LA SOCIETE SONT MODIFIES DE
                        follows:                                                  LA FACON SUIVANTE:


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IBRCC
CBR-94
10/96


                                                                      Page 1A


A. By deleting the restrictions on issue, transfer or ownership of shares on Page 5, Section 9 of the Articles of Amalgamation dated July 7, 1999 (the "Articles of Amalgamation") and adding the following:

        There are no restrictions on the issue, transfer or ownership of shares.

B. By deleting the following provisions on Page 5A, Section 10 of the Articles of Amalgamation:

        a. The number of shareholders of the Corporation, exclusive of persons who are in the employment of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder;

        b. Any invitation to the public to subscribe for securities of the Corporation is prohibited; and

        d. Except in the case of any class or series of shares of the Corporation listed on a stock exchange, the Corporation shall have a lien on the shares registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation.

C. By deleting the rights, privileges, restrictions and conditions attaching to the Preference Shares as contained in paragraph C on Page 1A of the Articles of Amendment dated December 30, 1999 of the Corporation and substituting therefor the following:

        (1)     Directors' Right to Issue One or More Series

                The Preference Shares may, from time to time, be issued in one or more series, each series to consist of such number of shares as may before the issue thereof be determined by the board of directors of the Corporation and, subject to the filing of the

                                                                         Page 1B

                prescribed Articles of Amendment with the Director appointed pursuant to the BUSINESS CORPORATIONS ACT (Ontario) and the issuance of a Certificate of Amendment in respect thereof, the board of directors of the Corporation may (subject as hereinafter provided) fix, from time to time, before the issuance thereof, the designation, rights, privileges, restrictions and conditions attaching to each series of Preference Shares including, without limiting the generality of the foregoing, the rate of preferential dividends, the dates of payment thereof, the redemption price and terms and conditions of redemption (if any), conversion rights (if any), voting rights (if any) and any sinking fund or other provisions.

        (2)     Dividend and Distribution Preference

                The Preference Shares of each series shall be entitled to preference over the Common Shares of the Corporation and any other shares ranking junior to the Preference Shares, in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of assets of the Corporation among its shareholders for the purpose of winding-up its affairs and may also be given such other preferences over the said Common Shares of the Corporation and any other shares ranking junior to the Preference Shares as may be determined as to the respective series authorized to be issued.

        (3)     Parity of Each Series as to Dividends and Distribution

                The Preference Shares of each series shall rank on a parity with the Preference Shares of every other series with respect to priority in payment of dividends and in the distribution of assets in the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

                If any cumulative dividends, declared non-cumulative dividends,

                                                                         Page 1C

                any amounts payable on return of capital or distribution of assets in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs, is not paid or distributed in full with respect to the shares of any series of Preference Shares, the Preference Shares of all series shall participate rateably in respect of cumulative dividends, declared non-cumulative dividends, any amounts payable on return of capital and distributions of assets.


                    5.  The amendment has been duly authorized as                 LA MODIFICATION A ETE DUMENT AUTORISEE
                        required by Sections 168 & 170 (as applicable)            CONFORMEMENT AUX ARTICLES 168 ET 170
                        of the Business Corporations Act.                         (SELON LE CAS) DE LA LOI SUR LES
                                                                                  SOCIETES PAR ACTIONS.

                    6.  The resolution authorizing the amendment was              LES ACTIONNAIRES OU LES ADMINISTRATEURS
                        approved by the shareholders/directors                   (SELON LE CAS) DE LA SOCIETE ONT APPROUVE
                        (as applicable) of the corporation on                     LA RESOLUTION AUTORISANT LA MODIFICATION LE


                                                                  1999/12/20
                    ----------------------------------------------------------------------------------------------------------
                                                             (Year, Month, Day)
                                                             (ANNEE, MOIS, JOUR)


                        These articles are signed in duplicate.                   LES PRESENTS STATUTS SONT SIGNES EN DOUBLE
                                                                                  EXEMPLAIRE.

                                                                  724 SOLUTIONS INC.
                    ----------------------------------------------------------------------------------------------------------
                                                                 (Name of Corporation)
                                                         (DENOMINATION SOCIALE DE LA SOCIETE)


                    By/PAR:                   /s/ Christopher Erickson                                  DIRECTOR
                                     -----------------------------------------------------------------------------------------
                                     (Signature)                                                 (Description of Office)
                                     (SIGNATURE)                                                       (FONCTION)



IBRCC
CBR-94
10/96